                                                                    Exhibit 99.7

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
              CASE NAME:   Aerovox, Inc.                              STATEMENT OF SOURCES AND USES OF CASH
              CASE NUMBER:   01-14680 jnf                                        FOR MONTH ENDED:


                                                      7-30 June 01   28-Jul-01      25-Aug-01     29-Sep-01     27-Oct-01
                                                      ------------   ---------      ---------     ---------     ---------
           SOURCES OF CASH

              Net Income (Loss)                       $   150,219      ($663,280)    ($869,898)    ($770,427)    $        0
                                                      ------------  -------------  ------------  ------------  -------------

              Depreciation and Amortization               307,781        281,044       286,760       243,404              0
                                                      ------------  -------------  ------------  ------------  -------------

              Other non-cash                                    0                                                         0
                                                      ------------  -------------  ------------  ------------  -------------

              A/R Allowance                                     0         19,166       800,000        14,205              0
                                                      ------------  -------------  ------------  ------------  -------------

           OPERATIONS

              Add: Decrease in Assets
                                                      ------------  -------------  ------------  ------------  -------------

              Accounts Receivable                               0      1,246,708             0       400,947
                                                      ------------  -------------  ------------  ------------  -------------

              Inventory, at cost                        1,279,965         39,673       220,150       538,077
                                                      ------------  -------------  ------------  ------------  -------------

              Prepaid Expenses and current assets               0              0       642,414        38,961
                                                      ------------  -------------  ------------  ------------  -------------

              Property, Plant and Equipment                33,754              0             0             0
                                                      ------------  -------------  ------------  ------------  -------------

              Other (including Intercompany Activity)      30,318        127,502         1,083     1,311,034
                                                      ------------  -------------  ------------  ------------  -------------

              Increases in Liabilities:

              Pre Petition Liabilities                          0        627,130             0        22,554
                                                      ------------  -------------  ------------  ------------  -------------

              Post Petition Liabilities                 1,237,839              0       247,713       118,808
                                                      ------------  -------------  ------------  ------------  -------------

              Other Liabilities per Book                        0              0             0       680,712
                                                      ------------  -------------  ------------  ------------  -------------

              TOTAL SOURCES OF CASH (A)                 3,039,876      1,677,943     1,328,221     2,598,276
                                                      ------------  -------------  ------------  ------------  -------------

           USES OF CASH

              Less: Increase in Assets:

              Accounts Receivable                        (239,469)             0      (356,957)            0
                                                      ------------  -------------  ------------  ------------  -------------

              Inventory, at cost                                0              0             0             0
                                                      ------------  -------------  ------------  ------------  -------------

              Prepaids and Other assets                  (366,547)       (81,804)            0             0
                                                      ------------  -------------  ------------  ------------  -------------

              Property, Plant, and Equipment                    0        (22,489)      (35,362)      (33,993)
                                                      ------------  -------------  ------------  ------------  -------------

              Other (including Intercompany Activity)    (256,195)       (77,690)   (1,075,913)   (1,351,754)
                                                      ------------  -------------  ------------  ------------  -------------

            Decreases in  Liabilities:

              Pre Petition Liabilities                   (465,794)             0      (409,001)            0
                                                      ------------  -------------  ------------  ------------  -------------

              Post Petition Liabilities                         0       (270,890)            0             0
                                                      ------------  -------------  ------------  ------------  -------------

              Other Liabilities per Book                  (23,928)      (128,345)      (20,293)     (550,895)
                                                      ------------  -------------  ------------  ------------  -------------

              TOTAL USES OF CASH (B)                   (1,351,934)      (581,218)   (1,897,525)   (1,936,642)             0
                                                      ------------  -------------  ------------  ------------  -------------

           NET SOURCE (USE) OF CASH (A-B=NET)         $ 1,687,942     $1,096,725     ($569,303)  $   661,634     $        0
                                                      ------------  -------------  ------------  ------------  -------------

           CASH-BEGINNING BALANCE (See OPR-1)         $   432,066     $2,120,007   $ 3,216,732   $ 2,647,429     $3,309,063
                                                      ------------  -------------  ------------  ------------  -------------

           CASH-ENDING BALANCE (See OPR-1)            $ 2,120,007     $3,216,732   $ 2,647,429   $ 3,309,063
                                                      ============  =============  ============  ============  =============
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